Exhibit 10







                             CHEVRON CORPORATION

                             EXCESS BENEFIT PLAN


                   Amended and Restated as of July 1, 1996
                   ---------------------------------------

                              TABLE OF CONTENTS
                              -----------------

                                                                          Page
                                                                          ----
SECTION 1.   INTRODUCTION                                                    1

SECTION 2.   ELIGIBILITY AND PARTICIPATION                                   1

SECTION 3.   PLAN BENEFITS                                                   1
   (a)   Retirement Excess Benefit                                           2
   (b)   Calculation of Retirement Excess Benefit                            3
   (c)   PS/SP Excess Benefit                                                4
   (d)   Integration with Gulf SPP Benefits                                  5

SECTION 4.   DISTRIBUTION OF PLAN BENEFITS                                   5
   (a)   Retirement Excess Benefit                                           5
   (b)   PS/SP Excess Benefit                                                7
   (c)   Benefits in Pay Status on July 1, 1996                              8

SECTION 5.   DEATH BENEFITS                                                  8
   (a)   Retirement Excess Benefit                                           8
   (b)   PS/SP Excess Benefit                                                9
   (c)   Beneficiaries                                                       9

SECTION 6.   MISCELLANEOUS                                                  10
   (a)   Forfeitures                                                        10
   (b)   Funding                                                            10
   (c)   Tax Withholding                                                    10
   (d)   No Employment Rights                                               10
   (e)   No Assignment of Property Rights                                   10
   (f)   Effect of Change in Capitalization on PS/SP Excess
         Benefit Accounts                                                   11
   (g)   Administration                                                     11
   (h)   Amendment and Termination                                          11

SECTION 7.   DEFINITIONS                                                    11

SECTION 8.   EXECUTION                                                      14

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

                             CHEVRON CORPORATION
                             EXCESS BENEFIT PLAN

                   Amended and Restated as of July 1, 1996
                   ---------------------------------------


SECTION 1.   INTRODUCTION.
---------    -------------

   The Chevron Corporation Excess Benefit Plan (the "Excess Benefit Plan") was originally established effective January 1, 1976. Effective as of July 1, 1996, the Excess Benefit Plan was last amended and restated to read as set forth herein. The purposes of the Excess Benefit Plan are: (i) to supplement benefits provided under the Retirement Plan, to the extent such benefits are reduced as a result of the limitation on regular earnings imposed under section 401(a)(17) of the Code or the limitations on annual pension benefits imposed under section 415 of the Code; (ii) to provide retirement benefits that take into account Unrestricted Awards made under the MIP, the Aramco ICP and the Caltex ICP, and salary deferrals under the Salary Deferral Plan; and (iii) to supplement employer-provided benefits under the PS/SP to the extent such bene-fits are reduced as a result of the limitation on regular earnings imposed under section 401(a)(17) of the Code, the dollar limitation on "annual additions" imposed under section 415(c)(1)(A) of the Code or salary deferrals under the Salary Deferral Plan.

SECTION 2.   ELIGIBILITY AND PARTICIPATION.
---------    ------------------------------

   Participation in the Excess Benefit Plan shall be limited to:

      (i) All Members of the Retirement Plan whose benefits thereunder are reducedbecause of the limitations imposed under section 401(a)(17) or 415 of the Code;

      (ii) All Members of the Retirement Plan who receive Unrestricted Awards under the MIP, the Aramco ICP or the Caltex ICP;

      (iii) All Members of the Retirement Plan or PS/SP who defer salary under the Salary Deferral Plan; and

      (iv) All Members of the PS/SP whose allocations of Company Contributions and Allocable Forfeitures thereunder are reduced because of the limitations imposed under section 401(a)(17) or 415(c)(1)(A) of the Code.

SECTION 3.   PLAN BENEFITS.
---------    --------------

   Plan Benefits under the Excess Benefit Plan shall consist of the Retirement Excess Benefit and the PS/SP Excess Benefit. No

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Participant shall be entitled to Plan Benefits until the Participant ceases to be an Employee.

   (a) Retirement Excess Benefit.  A Participant's Retirement Excess Benefit
       -------------------------
shall be the sum of (i) and (ii) below:

      (i) The lump sum value of an Individual Life Pension, determined by subtracting the Individual Life Pension to which the Participant is entitled under the Retirement Plan from the Individual Life Pension to which the Participant would be entitled thereunder without regard to the Section 401(a)(17) and Section 415 Reductions and the Participant's salary deferrals under the Salary Deferral Plan. In addition, a Participant's Retirement ExcessBenefit shall include any Interest payable under the Retirement Plan that may not be paid from that Plan because of the limitations imposed under section 415 of the Code. Any such Interest shall be paid or credited, as appropriate, at the time payments are made from the Retirement Plan.

      (ii) The lump sum value of an Individual Life Pension, determined as follows:

         (A) The Participant's MIP Excess Benefit Earnings shall be determined by subtracting the Participant's Highest Average Earnings from the amount that would constitute the Participant's Highest Average Earnings if the Participant's Unrestricted Awards under the MIP, the Aramco ICP and the Caltex ICP, as determined by the Committee in its sole discretion, were taken into account as Regular Earnings.

         (B) "Unrestricted Awards" with respect to the MIP means any awards under the MIP that are not subject to forfeiture conditions established by the Committee (other than the forfeiture conditions expressly described in the text of the MIP). "Unrestricted Awards" with respect to the Aramco ICP means any awards under the Aramco ICP that are taken into account under the Aramco Plan prior to 1989. "Unrestricted Awards" with respect to the Caltex ICP means any awards under the Caltex ICP that are taken into account under the Caltex Plan.

         (C) Each Unrestricted Award under the MIP shall be deemed paid in equal monthly installments for that portion of the MIP Award Year during which the Participant was an Employee and a participant in the MIP, without regard to when the Participant is informed of such Award or when such Award is actually paid. If an Unrestricted Award under the MIP is made after the

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

      close of the applicable MIP Award Year, if necessary, the Committee shall recalculate the Participant's Plan Benefit solely for the purpose of taking such Award into consideration. For purposes of any such recalculation, the Committee shall not credit the Participant with any interest nor make any other change in the methods, factors or assumptions used in the original calculation. All Unrestricted Awards under the Aramco ICP and/or the Caltex ICP shall be deemed paid in equal monthly installments for that portion of the award year under the Aramco Plan and the Caltex Plan, respectively, during which the Participant was a participant in such Plan.

         (D) The Participant's MIP Credited Service shall be that portion of the Participant's Period of Service which is taken into account in computing the Participant's Plan Benefit under the Retirement Plan, excluding all service prior to the date on which the Participant reaches age 25 that occurs before July 1, 1986.

         (E) An Individual Life Pension shall be determined under the applicable formula set forth in sections 3(c), 4(c) and 6(d) of the Retirement Plan, on the basis of the Participant's MIP Excess Benefit Earnings and MIP Credited Service, without regard to any Social Security Offset provided in such formula.

   (b) Calculation of Retirement Excess Benefit.
       -----------------------------------------
      (i) The lump sum value of a Participant's Retirement Excess Benefit shall be the present value of the Individual Life Pension described in Section 3(a) above. Such present value shall be computed under whichever of the following rules is applicable:

         (A) If the Participant elects to have his or her Plan Benefit under the Retirement Plan paid in the form of a monthly pension, such present value shall be computed under the rules and assumptions that would be used for calculating the payment of such Individual Life Pension under the Lump Sum Option of the Retirement Plan, based on the Participant's age and the interest rates in effect on the first day of the first month for which the Retirement Plan pension is paid; or

         (B) If the Participant elects to have his or her Plan Benefit under the Retirement Plan paid under the Lump Sum Option, such present value shall be computed under the same rules and assumptions and shall be determined as of the same date used for the calculation of the basic amount of the lump sum payment from the Retirement Plan.

      (ii) Interest shall accrue on the unpaid portion, if any, of a Participant's Retirement Excess Benefit, commencing on the last day of the month after the month as of which the lump sum value of such Excess Benefit is calculated. If a Participant receives an Unrestricted Award under the MIP after termination of employment, any additional Retirement Excess Benefit attributable to that Award shall accrue interest commencing as of the first day of the month after the month in which the Award is granted. Interest shall be credited and compounded at the end of each Quarter at a rate equal to the average market yield for the preceding Quarter on U.S. Government 10-year bonds, constant maturity, as published by Data Resources Inc. in Data Resources Review of the U.S. Economy, or in such other source
           -----------------------------------------
   as the Committee may from time to time prescribe.

   (c) PS/SP Excess Benefit.  A Participant's PS/SP Excess Benefit shall be the
       --------------------
lump sum value of a Participant's Stock Units, determined as follows:

      (i) The Committee shall establish a PS/SP Excess Benefit Account for each Participant whose share of Company Contributions and Allocable Forfeitures under the PS/SP is reduced for any Quarter on account of the Section 401(a)(17) or Section 415(c)(1)(A) Reductions or on account of deferrals under the Salary Deferral Plan. Stock Units shall be credited to such Account as set forth in (ii) and (iii) below.

      (ii) As of the last day of each Quarter, each Participant's PS/SP Excess Benefit Account shall be credited with the number of Stock Units determined by subtracting the amount of Company Contributions and Allocable Forfeitures allocated to such Participant's Accounts under the PS/SP for such Quarter from the amount of Company Contributions and Allocable Forfeitures that would have been allocated to such Participant for such Quarter without regard to the Section 401(a)(17) and Section 415(c)(1)(A) Reductions and the Participant's deferrals under the Salary Deferral Plan, and by dividing the resulting amount by the per share price used in allocating the Company Profit Sharing Contribution or ESOP Contribution under the PS/SP for such Quarter.

      (iii) As of the last day of each Quarter in which a cash dividend is paid with respect to shares of Chevron Stock, each Participant's PS/SP Excess Benefit Account shall be credited with the number of Stock

   Units determined by multiplying the number of Stock Units in such Account on the appropriate dividend payment date by the per share amount of such dividend, and by dividing the resulting amount by the per share price used in allocating the Company Profit Sharing Contribution or ESOP Contribution under the PS/SP for such Quarter.

      (iv) No PS/SP Excess Benefit shall become payable hereunder unless the Participant is fully vested in his or her Contingent Account under the PS/SP.

   (d) Integration with Gulf SPP Benefits.  The Retirement Excess Benefit of
       ----------------------------------
any Participant who is an Eligible Employee under the Gulf SPP shall be reduced as follows. Before conversion to a present lump sum value, the Individual Life Pension determined under Section 3(a) above with respect to the Participant's MIP Credited Service completed before July 1, 1986, shall be reduced (but not below zero) by the Participant's net Gulf SPP individual life pension (determined after the application of all offsets under the Gulf SPP for qualified pension plan benefits). Any Spouse-Pension or Gulf Retirement Bonus provided under the Gulf SPP shall be ignored.

SECTION 4.   DISTRIBUTION OF PLAN BENEFITS.
---------    ------------------------------

   Distribution of Plan Benefits hereunder shall be made in cash after the Participant ceases to be an Employee at such time or times as the Committee shall determine in its sole discretion. The Committee has established the fol-lowing guidelines for determining the time of distribution of Plan Benefits:

   (a) Retirement Excess Benefit.
       --------------------------

      (i) In no event shall distribution of the Participant's Retirement Excess Benefit be made prior to the date payment of the Participant's benefit under the Retirement Plan is made or commences.

      (ii) Unless the Committee approves a Participant's distribution request pursuant to Section 4(a)(iii) below, distribution of the Participant's Retirement Excess Benefit shall commence in the first January, April, July or October that is at least 12 months after the Participant ceases to be an Employee and shall be made in ten approximately equal annual installments.

      (iii) At any time a Participant may make a request for distribution at the time and in the manner described in (A) or (B) below by filing the prescribed form with the Committee. Distribution of the Participant's Retirement Excess Benefit shall be made in accordance with the first such request made after

   December 31, 1996, unless the Committee has disapproved the Participant's request or has determined that the distribution shall be made at some other time; provided, however, that (1) no distribution may be made pursuant to such request within the 12-month period commencing on the date the request is filed with the Committee and (2) any distribution scheduled to be made within such 12-month period pursuant to Section 4(a)(ii) above shall be made without regard to the request made pursuant to this Section 4(a)(iii):

         (A) In a lump sum in any January, April, July or October after the Participant ceases to be an Employee, but not later than the first January after the later of the date the Participant attains age 70 1/2 or the date the Participant ceases to be an Employee;

         (B) In fifteen or fewer approximately equal annual installments, commencing in any January, April, July or October after the Participant ceases to be an Employee, but not later than the first January after the later of the date the Participant attains age 70 1/2 or the date the Participant ceases to be an Employee.

      (iv) Distribution of a Participant's Retirement Excess Benefit shall be made in accordance with the Participant's request, unless the Committee has disapproved the request or has determined that the distribution shall be made at some other time.

      (v) The amount of any installment payment shall be determined by dividing the unpaid balance of the Participant's Retirement Excess Benefit, including credited interest, as of the close of the Quarter preceding the distribution date, by the number of annual payments remaining to be made. The last installment payment shall include interest for the Quarter in which such payment is made.

      (vi) The time of distribution pursuant to Section 4(a)(ii) or (iii) above may only be changed by the Committee. A Participant may request such a change by describing to the Committee in writing the Participant's reason for such request. The Committee shall approve such change only upon a showing of hardship or significantly changed circumstances based on substantial evidence.

      (vii) In the event that a Participant receives an Unrestricted Award under the MIP after the date distribution of such Participant's Retirement Excess Benefit is made or commenced pursuant to Section 4(a)(ii) or (iii) above, the following rules shall apply:

         (A) If the Participant received a single payment pursuant to Section 4(a)(iii)(A) above, the additional Retirement Excess Benefit attributable to such Unrestricted Award under the MIP shall be paid in a lump sum as soon as practicable; and

         (B) If the Participant commenced to receive installment payments pursuant to Section 4(a)(ii) or (iii)(B) above, such Participant's future installment payments shall be recalculated to reflect the additional Retirement Excess Benefit attributable to such Unrestricted Award under the MIP.

   (b) PS/SP Excess Benefit.
       ---------------------

      (i) Unless the Committee approves a Participant's distribution request pursuant to Section 4(b)(ii) below, distribution of the value of the Stock Units credited to the Participant's PS/SP Excess Benefit Account shall commence in the first January, April, July or October that is at least 12 months after the Participant ceases to be an Employee and shall be made in ten approximately equal annual installments.

      (ii) At any time a Participant may make a request for distribution at the time and in the manner described in (A) or (B) below by filing the prescribed form with the Committee. Distribution of the value of the Stock Units credited to the Participant's PS/SP Excess Benefit Account shall be made in accordance with the first such request made after December 31, 1996, unless the Committee has disapproved the Participant's request or has determined that the distribution shall be made at some other time; provided, however, that (1) no distribution may be made pursuant to such request within the 12-month period commencing on the date the request is filed with the Committee and (2) any distribution scheduled to be made within such 12-month period pursuant to Section 4(b)(i) above shall be made without regard to the request made pursuant to this Section 4(b)(ii):

         (A) In a lump sum in any January, April, July or October after the Participant ceases to be an Employee, but not later than the first January after the later of the date the Participant attains age 70 1/2 or the date the Participant ceases to be an Employee;

         (B) In fifteen or fewer approximately equal annual installments, commencing in any January, April, July or October after the Participant ceases to be an Employee, but not later than the first January after the later of the date the Participant attains age 70 1/2 or the date the Participant ceases to be an Employee.

      (iii) Distribution of a Participant's PS/SP Excess Benefit shall be made in accordance with the Participant's request, unless the Committee has disapproved the request or has determined that the distribution shall be made at some other time.

      (iv) The amount of a cash payment pursuant to Section 4(b)(i) or (ii) shall be determined by dividing the number of Stock Units credited to the Participant's PS/SP Excess Benefit Account as of the close of the Quarter preceding the distribution date by the number of annual payments remaining to be made, and by converting the resulting number of Stock Units to a cash amount by multiplying such number of Stock Units by the closing price of Chevron Stock on the last day the New York Stock Exchange is open during Quarter preceding the distribution date (as reported in the Composite Transaction Report).

      (v) The time of distribution pursuant to Section 4(b)(i) or (ii) above may only be changed by the Committee. The Participant may request such a change by writing to the Committee setting forth the Participant's reason for such request. The Committee shall approve such distribution only upon a showing of hardship or significantly changed circumstances based on substantial evidence.

   (c) Benefits in Pay Status on July 1, 1996.  Notwithstanding the foregoing
       --------------------------------------
provisions of this Section 4, Plan Benefits in pay status on July 1, 1996 shall continue to be paid in accordance with the terms of the Excess Benefit Plan as in effect prior to July 1, 1996.

SECTION 5.   DEATH BENEFITS.
---------    ---------------

   (a)Retirement Excess Benefit.
      -------------------------

      (i) If a Participant dies after ceasing to be an Employee, the unpaid portion of the Participant's Retirement Excess Benefit shall be distributed to the

Participant's Beneficiary in accordance with Section 5(c).

      (ii) If a Participant ceases to be an Employee by reason of death and the Participant's Beneficiary under the Retirement Plan is entitled to a Pre-Retirement Lump Sum Death Benefit under the Retirement Plan, the Participant's Retirement Excess Benefit shall be distributed to the Participant's Beneficiary in accordance with Section 5(c). The lump sum value of such Excess Benefit shall be determined as of the first day of the month following the month in which the Participant dies.

      (iii) If a Participant ceases to be an Employee by reason of death and the Participant's surviving spouse is entitled to a Pre-Retirement Spouse Pension under the Retirement Plan, a portion of the Participant's Retirement Excess Benefit shall be distributed to the Participant's surviving spouse. Such portion shall be calculated in the manner prescribed in Sections 9(b)(ii) and 9(c)(ii)(B) of the Retirement Plan. Such distribution to the Participant's surviving spouse shall be made in accordance with Section 5(c).

   (b) PS/SP Excess Benefit.
       ---------------------

      (i) If a Participant dies after ceasing to be an Employee, the unpaid portion of the Participant's PS/SP Excess Benefit shall be distributed to a Participant's Beneficiary in accordance with Section 5(c).

      (ii) If a Participant ceases to be an Employee by reason of death, his or her PS/SP Excess Benefit shall be distributed to the Participant's Beneficiary in accordance with Section 5(c).

   (c) Beneficiaries.  A Participant may designate on the prescribed form filed
       -------------
with the Committee one or more Beneficiaries to receive payment of any Plan Benefits hereunder that become distributable after the Participant's death. A Participant may change such designation at any time by filing the prescribed form with the Committee. If a Beneficiary has not been designated or if no designated Beneficiary survives the Participant, distribution will be made to the Participant's surviving spouse as Beneficiary if such spouse is then living or, if not, in equal shares to the then living children of the Participant as Beneficiaries or, if none, to the Participant's estate as Beneficiary. Distri-butions under this Section 5(c) will be made in such manner and at such times as the Committee shall determine in its sole discretion. Unless the Committee directs otherwise, the elections provided in Section 4 may be made by the Beneficiary following the Participant's death.

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

SECTION 6.   MISCELLANEOUS.
---------    --------------
   (a) Forfeitures. Plan Benefits which are unpaid shall be forfeited under the following circumstances:

      (i) If the Participant is dismissed for cause or otherwise ceases to be an Employee at a time when a basis for such dismissal exists; or

      (ii) If, before or after the Participant ceases to be an Employee, the Participant engages in any activity which, in the opinion of the Committee, is prejudicial to the interests of any member of the Affiliated Group; or

      (iii) If the Participant is indebted to any member of the Affiliated Group at the time he or she becomes entitled to payment of a Plan Benefit hereunder. In such a case, to the extent that the amount of the Plan Benefit does not exceed such indebtedness, the amount of such Plan Benefit shall be forfeited and the Participant's indebtedness shall be extinguished to the extent of such forfeiture. The Committee in its sole discretion shall determine how and why such forfeiture shall be effected, including the valuation of any Stock Units credited to the Participant's PS/SP Excess Benefit Account. Any forfeiture under this Section 6(a)(iii) shall be deemed to come first from the Participant's Retirement Excess Benefit and then from his or her PS/SP Excess Benefit.

   (b) Funding.  The Excess Benefit Plan shall be unfunded, and all Plan
       -------
Benefits shall be paid only from the general assets of Chevron Corporation.

   (c) Tax Withholding. The Committee shall make appropriate arrangements with each Participant for the satisfaction of any federal or state tax withholding required under the Federal Insurance Contributions Act or the Federal Unemployment Tax Act with respect to a Participant's Retirement Excess Benefit and with respect to amounts credited to a Participant's PS/SP Excess Benefit Account.

   (d) No Employment Rights. Nothing in this Plan shall be deemed to give any individual a right to remain in the employ of any member of the Affiliated Group nor affect the right of a member of the Affiliated Group to terminate any individual's employment at any time and for any reason, which right is hereby reserved.

   (e) No Assignment of Property Rights.  Except as otherwise provided in
Section 6(a)(iii) with respect to a Participant's indebtedness to any member of the Affiliated Group, or except as otherwise provided by applicable law, the interest or property rights of any person in the Excess Benefit Plan or in any distribution to be made hereunder shall not be assigned (either at law or in equity), alienated, anticipated or subject to attachment, bankruptcy, garnishment, levy, execution or other legal or equitable process. Any act in violation of this Section 6(e) shall be void. Notwithstanding the foregoing, the creation, assignment or recognition of a right to all or any portion of a Participant's Plan Benefit hereunder pursuant to a "qualified domestic relations order," (within the meaning of section 414(p) of the Code) shall not constitute a violation of this Section 6(e).

   (f) Effect of Change in Capitalization on PS/SP Excess Benefit Accounts. In the event of a stock split, stock dividend or other change in capitalization affecting Chevron Stock, an appropriate number of Stock Units shall be substituted for, or added to, each Stock Unit then credited to the PS/SP Excess Benefit Account of each Participant, and such substituted or added Unit shall be subject to the same terms and conditions as the original Unit.

   (g) Administration. The Excess Benefit Plan shall be administered by the Committee. No member of the Committee shall become a Participant in the Excess Benefit Plan. The Committee shall make such rules, interpretations and compu-tations as it may deem appropriate. The Committee shall have sole discretion to interpret the terms of the Excess Benefit Plan, and any decision of the Committee with respect to the Excess Benefit Plan, including (without limitation) any determination of eligibility to participate in the Excess Benefit Plan and any calculation of Plan Benefits shall be conclusive and binding on all persons.

   (h) Amendment and Termination. Chevron Corporation expects to continue the Excess Benefit Plan indefinitely. Future conditions, however, cannot be foreseen, and Chevron Corporation shall have the authority to amend or to terminate the Excess Benefit Plan at any time and for any reason, by action of its board of directors or by action of a committee or individual(s) acting pursuant to a valid delegation of authority. In the event of the amendment or termination of the Excess Benefit Plan, a Participant's Retirement Excess Benefit and PS/SP Excess Benefit shall not be less than the amounts to which he or she would have been entitled if his or her employment had terminated immediately prior to such amendment or termination.

SECTION 7.   DEFINITIONS.
---------    ------------
   Except as provided below, capitalized terms used in the Excess Benefit Plan shall have the same meaning as in the Retirement Plan or PS/SP, as appropriate:

   7.1 "Aramco ICP" means the Arabian American Oil Company Incentive
       -----------
Compensation Plan.

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

   7.2 "Aramco Plan" means the Arabian American Oil Company Supplementary
       ------------
Retirement Plan.

   7.3 "Beneficiary" means the person or persons entitled to receive a
       ------------
Participant's Plan Benefit in the event the Participant dies prior to receiving the entire amount of such Plan Benefit, as provided in Section 5(c).

   7.4 "Caltex ICP" means the Caltex-Amoseas Incentive Compensation Plan.
       -----------

   7.5 "Caltex Plan" means the Pension Supplementation Plan of Caltex Petroleum
       ------------
Corporation.

   7.6 "Code" means the Internal Revenue Code of 1986, as amended.
       -----

   7.7 "Committee" means the Management Compensation Committee of the Board
          ----------
of Directors of Chevron Corporation.

   7.8 "Composite Transaction Report" means the New York Stock Exchange, Inc.
       -----------------------------
Composite Transaction Report, or such other stock report as the Committee from time to time may designate.

   7.9 "Gulf SPP" means the Supplemental Pension Plan of Gulf Oil Corporation.
       ---------

   7.10 "Gulf SPP Benefit" means the benefits provided for in the Gulf SPP,
        -----------------
other than the Special Retirement Bonus provided for in Section 11 thereof.

   7.11 "MIP" means the Management Incentive Plan of Chevron Corporation.
        ----

   7.12 "MIP Award Year" means the calendar year with respect to which an award
        ---------------
is made under the MIP.

   7.13 "MIP Credited Service" is defined in Section 3(a)(ii)(D).
        ---------------------

   7.14 "MIP Excess Benefit Earnings" is defined in Section 3(a)(ii)(A).
        ----------------------------

   7.15 "Participant" means a person who is eligible to participate in the
        ------------
Excess Benefit Plan as provided in Section 2.

   7.16 "Plan Benefit" means the benefits described in Section 3.
        -------------

   7.17 "Plan Year" means the calendar year.
        ----------

   7.18 "PS/SP" means the Chevron Corporation Profit Sharing/Savings Plan.
        ------

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

   7.19 "PS/SP Excess Benefit" means the benefit described in Section 3(c).
        ---------------------

   7.20 "PS/SP Excess Benefit Account" means the account described in Section
        -----------------------------
3(c)(i).

   7.21 "Retirement Excess Benefit" means the benefit described in Section
        --------------------------
3(a).

   7.22 "Retirement Plan" means the Chevron Corporation Retirement Plan,
        ----------------
including all Supplements thereto.

   7.23 "Salary Deferral Plan" means the Chevron Corporation Salary Deferral
        ---------------------
Plan for Executive Employees.

   7.24 "Section 401(a)(17) Reduction" means, as the context may require, (I)
        -----------------------------
any reduction in the allocation of Company Contributions and Allocable Forfeitures to a Participant by reason of the limitation on Member Profit Sharing Contributions that is required to comply with section 401(a)(17) of the Code, and (ii) any reduction in a Participant's Plan Benefit under the Retirement Plan by reason of the limitation on Regular Earnings that is required to comply with section 401(a)(17) of the Code.

   7.25 "Section 415 Reduction" means any reduction in a Participant's Plan
        -----------------------
Benefit under the Retirement Plan that is required to comply with any of the limitations on annual pension benefits imposed under section 415 of the Code.

   7.26 "Section 415(c)(1)(A) Reduction" means any reduction in the allocation
        -------------------------------
of Company Contributions and Allocable Forfeitures to a Participant that is required to comply with the dollar limitation on "annual additions" imposed under section 415(c)(1)(A) of the Code.

   7.27 "Spouse-Pension" means the Spouse-Pension provided for in the Gulf SPP.
        ---------------

   7.28 "Stock Units" means the Chevron stock equivalents credited to a
        ------------
Participant's PS/SP Excess Benefit Account in accordance with Section 3(c).

   7.29 "Unrestricted Award" means a nonforfeitable award under the MIP, Aramco
        -------------------
ICP or Caltex ICP, as described in Sections 3(a)(ii)(B) and (C).

SECTION 8.   EXECUTION.
----------   ----------
   To record the amendment and restatement of the Excess Benefit Plan to read as set forth herein effective as of July 1, 1996, Chevron Corporation has caused its authorized officer execute this document this 16th day of December, 1997.

                                       CHEVRON CORPORATION



                                       By    /s/ K. T. DERR
                                          -------------------
                                       Chairman of the Board